SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


 Date of Report (date of earliest event reported):  OCTOBER 19, 2001



                 WAUSAU-MOSINEE PAPER CORPORATION

      (Exact name of registrant as specified in its charter)



     WISCONSIN                0-7475              39-0690900
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1244 KRONENWETTER DRIVE
                      MOSINEE, WI 54455-9099

   (Address of principal executive offices, including Zip Code)

                          (715) 693-4470
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Board of Directors of Wausau-Mosinee Paper Corporation (the "Company"), upon the recommendation of the Board's Audit Committee, has approved the appointment of a new independent public accountant to audit the financial statements of the Company.

 CURRENT INDEPENDENT ACCOUNTANTS

     The Company has terminated the appointment of Wipfli Ullrich Bertelson LLP ("Wipfli") as the independent public accountant of the Company effective as of October 19, 2001.

     The reports of Wipfli on the Company's financial statements for the two fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits for the two most recent fiscal years and through October 19, 2001, there have been no disagreements with Wipfli on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli, would have caused Wipfli to make reference to them in their report on the financial statements for those years.

     During the two most recent fiscal years and through October 19, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company provided Wipfli with a copy of the disclosures it is making herein prior to the filing of this report and requested that Wipfli furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated October 19, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

 NEW INDEPENDENT ACCOUNTANTS

     The Company engaged Arthur Andersen LLP ("Andersen") effective October 19, 2001 to act as its independent public accountant in auditing the Company's financial statements.

     During the two most recent fiscal years and through October 19, 2001, the Company did not consult with Andersen regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
                                 -2-

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (C) EXHIBITS.

     16.1 Letter from Wipfli Ullrich Bertelson LLP dated October 19, 2001.

                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WAUSAU-MOSINEE PAPER CORPORATION



 Date:  October 19, 2001           By:   SCOTT P. DOESCHER
                                         Scott P. Doescher
                                         Senior Vice President, Finance
                                 -4-
                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                 WAUSAU-MOSINEE PAPER CORPORATION
                      DATED OCTOBER 19, 2001
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. Section 232.102(d))



 EXHIBIT  DESCRIPTION


 16.1     Letter to Securities and Exchange Commission dated
          October 19, 2001 from Wipfli Ullrich Bertelson LLP